Income taxes (Tables)	12 Months Ended
Mar. 31, 2022
Income Tax [Abstract]
Components of income tax expense
The following table presents components of
Income tax expense
reported in the consolidated statements of income for the years ended March 31, 2020, 2021 and 2022.

	Millions of yen
	Year ended March 31
	2020	2021	2022
Current:
Domestic	¥42,099	¥73,534	¥69,661
Foreign	10,706	17,853	7,323

Subtotal	52,805	91,387	76,984

Deferred:
Domestic	(23,512)	(19,567)	1,561
Foreign	(399)	(1,546)	1,545

Subtotal	(23,911)	(21,113)	3,106

Total	¥28,894	¥70,274	¥80,090

Effective income tax rate reflected in consolidated statements of income	The effective tax rate presented in the following table represents total income tax expense for the year as a percentage of
Income (loss) before income taxes
.

	Year ended March 31
	2020	2021	2022
Nomura’s effective statutory tax rate	31.0%	31.0%	31.0%
Impact of:
Changes in deferred tax valuation allowances (3)	(0.3)	8.7	18.0
Additional taxable income	0.6	0.7	1.0
Non-deductible expenses	2.9	7.1	5.1
Non-taxable income (1)	(23.5)	(4.5)	(2.9)
Dividends from foreign subsidiaries	0.1	0.0	0.0
Tax effect of undistributed earnings of foreign subsidiaries	0.2	0.0	0.1
Different tax rate applicable to income (loss) of foreign subsidiaries	(0.9)	(4.0)	0.0
Effect of changes in foreign tax laws (3)	(0.9)	1.1	(14.4)
Tax benefit recognized on the outside basis differences for investment in subsidiaries and affiliates (2)	(0.1)	(8.7)	0.0
Other	2.5	(0.9)	(2.6)

Effective tax rate	11.6%	30.5%	35.3%

(1)
Non-taxable
income
during the year ended March 31, 2020 includes approximately ¥53 billion of the tax effect from non-taxable
dividend income from affiliated Nomura companies, including deemed dividend (which decreased Nomura’s effective tax rate by 21.2%).

(2)
Tax benefit recognized on the outside basis differences for investment in subsidiaries and affiliates during the year ended March 31, 2021 of approximately ¥21 billion (which decreased Nomura’s effective tax rate by 9.1%) arises from the recognition of deferred tax assets from the decision and commitment of Nomura management to liquidate a certain wholly-owned subsidiary within Nomura in the foreseeable future. The valuation allowances of ¥3 billion have been recognized against these deferred tax assets, the impact of which are reported in
Changes in deferred tax valuation allowances
for the same period.

(3)
Finance Act 2021, enacted on June
 10,
2021, increases the headline U.K. corporation tax rate from
 19%
to 25% on

April
 1
,
2023. Deferred ta
x
assets and liabilities as of the balance sheet date are calculated by reference to the most appropriate enacted rates as of March
 31,
2022. As a result of the change in closing deferred tax rate, Nomura recognized a movement in
Effect of changes in foreign tax laws
of ¥36 billion (which decreased Nomura’s effective tax rate by 16.0%), which was offset by a movement in Changes in deferred tax valuation allowances of ¥36 billion (which increased Nomura’s effective tax rate by 16.0%) during the year ended March 31, 2022.

Details of deferred tax assets and liabilities
The
 following table presents the significant components of deferred tax assets and liabilities as of March 31, 2021 and 2022, before offsetting of amounts which relate to the same tax-paying
component within a particular tax jurisdiction.

	Millions of yen
	March 31
	2021	2022
Deferred tax assets
Depreciation, amortization and valuation of fixed assets	¥22,770	¥30,441
Investments in subsidiaries and affiliates	20,220	21,390
Valuation of financial instruments	73,905	102,021
Accrued pension and severance costs	19,947	20,492
Other accrued expenses and provisions	60,280	79,061
Operating losses	353,326	370,481
Lease liabilities	52,251	49,060
Other	15,011	15,425

Gross deferred tax assets	617,710	688,371
Less — Valuation allowances	(428,014)	(466,145)

Total deferred tax assets	189,696	222,226

Deferred tax liabilities
Investments in subsidiaries and affiliates	85,636	91,040
Valuation of financial instruments	40,807	85,301
Undistributed earnings of foreign subsidiaries	2,486	2,745
Valuation of fixed assets	23,521	23,962
Right-of-use assets	51,671	48,519
Other	5,546	7,044

Total deferred tax liabilities	209,667	258,611

Net deferred tax assets (liabilities)	¥(19,971)	¥(36,385)

Changes in valuation allowance for deferred tax assets
The following table presents
changes
in total valuation allowances established against deferred tax assets for the years ended March 31, 2020, 2021 and 2022.

	Millions of yen
	Year ended March 31
	2020		2021		2022
Balance at beginning of year	¥444,916		¥388,411		¥428,014
Net change during the year	(56,505	) (1)	39,603	(2)	38,131	(3)

Balance at end of year	¥388,411		¥428,014		¥466,145

(1)
Primarily includes a reduction of ¥59,330 million of valuation allowances of certain foreign subsidiaries mainly by expiration of loss carryforwards, an increase of ¥11,462 million of valuation allowances mainly due to a decrease of valuation of financial instruments, and a reduction of ¥8,637 million related to Japanese subsidiaries and the Company mainly by utilization of loss carryforwards. In total, ¥56,505 million of allowances decreased for the year ended March 31, 2020.

(2)
Primarily includes an increase of ¥48,883 million of valuation allowances of certain foreign subsidiaries mainly due to an increase in valuation allowances related to operating loss carryforwards, a reduction of ¥5,871 million of valuation allowances mainly due to an increase in valuation of financial instruments, and a reduction of ¥3,409 million of valuation allowances related to Japanese subsidiaries and the Company mainly due to an increase of valuation of financial instruments and a decrease of accrued pension and severance costs. In total, ¥39,603 million of allowances increased for the year ended March 31, 2021.

(3)
Primarily includes an increase of ¥51,706
 million of valuation allowances of certain foreign subsidiaries mainly due to an increase in operatin
g
loss carryforwards, and a reduction of
¥13,575
million of valuation allowances related to Japanese subsidiaries and the Company mainly due to a decrease of operating loss carryforwards. In total,
¥38,131
million of allowances increased for the year ended March 31, 2022.

Summarizes major jurisdictions subject to examination
The table below presents information regarding the earliest year in which Nomura remains subject to examination in the major jurisdictions in which Nomura operates as of March 31, 2022. Under Hong Kong Special Administrative Region tax law, the statute of limitation does not apply if an entity incurs taxable losses and is therefore not included in the table.

Jurisdiction	Year
Japan	2017	(1)
United Kingdom	2016
United States	2019

(1) The earliest year in which Nomura remains subject to examination for transfer pricing issues is 2016.